UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

CHOICEPOINT INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	001-13069 (Commission File Number)	58-2309650 (IRS Employer Identification Number)

1000 Alderman Drive Alpharetta, Georgia (Address of principal executive offices)	30005 (Zip Code)

Registrant’s telephone number, including area code (770) 752-6000

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On December 22, 2004, ChoicePoint Inc. announced that it had entered into a definitive agreement to purchase privately-held i2, a Cambridge, U.K.-based global provider of visual investigative and link analysis software for intelligence, law enforcement, military and large commercial applications. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 (c). Exhibits

Exhibit 99.1	Press Release of ChoicePoint Inc., dated December 22, 2004, reporting ChoicePoint Inc.’s definitive agreement to purchase Cambridge, U.K.-based i2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2004
CHOICEPOINT INC. (Registrant)
	By:	/s/ Steven W. Surbaugh
Steven W. Surbaugh
Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of ChoicePoint Inc., dated December 22, 2004, reporting ChoicePoint Inc.’s definitive agreement to purchase Cambridge, U.K.-based i2.